Exhibit 99.1

Red Hat Reports Second Quarter Results

  Total revenue of $374 million, up 16% year-over-year
  Subscription revenue of $327 million, up 17% year-over-year
  GAAP EPS of $0.21, up 17% year-over-year; non-GAAP EPS of $0.35, up 25% year-over-year
  Operating cash flow of $119 million, up 15% year-over-year

RALEIGH, N.C.--(BUSINESS WIRE)--September 23, 2013--Red Hat, Inc. (NYSE: RHT), the world's leading provider of open source solutions, today announced financial results for its fiscal year 2014 second quarter ended August 31, 2013.

Total revenue for the quarter was $374 million, an increase of 16% in U.S. dollars from the year ago quarter, or 17% measured in constant currency. Constant currency references in this release are as detailed in the tables below. Subscription revenue for the quarter was $327 million, up 17% in U.S. dollars year-over-year, or 18% measured in constant currency.

“We are a market leader for new innovations based on open source technologies that are driving the transformation of the data center toward an open, hybrid cloud infrastructure,” stated Jim Whitehurst, President and Chief Executive Officer of Red Hat. “We recently added infrastructure-as-a-service, Red Hat Enterprise Linux OpenStack Platform, to our portfolio of cloud offerings. The combination of this powerful technology with our platform-as-a-service, open software-defined storage and cloud management solutions create a compelling road map for our customers in the move to cloud computing.”

GAAP operating income for the second quarter was $56 million, up 11% year-over-year. After adjusting for stock compensation, amortization of intangible assets and facility exit expenses, as detailed in the tables below, non-GAAP operating income for the second quarter was $94 million, up 19% year-over-year. For the second quarter, GAAP operating margin was 14.8% and non-GAAP operating margin was 25.2%.

Net income for the quarter was $41 million, or $0.21 per diluted share, compared with $35 million, or $0.18 per diluted share, in the year ago quarter. After adjusting for stock compensation, amortization of intangible assets and facility exit expenses, as detailed in the tables below, non-GAAP net income for the quarter was $68 million, or $0.35 per diluted share, as compared to $55 million, or $0.28 per diluted share, in the year ago quarter.

Operating cash flow was $119 million for the second quarter, as compared to $104 million in the year ago quarter. At quarter end, the company’s total deferred revenue balance was $1.06 billion, an increase of 12% on a year-over-year basis. Total cash, cash equivalents and investments as of August 31, 2013 was $1.29 billion after repurchasing approximately $20 million of common stock, or approximately 438 thousand shares, in the second quarter. Red Hat has repurchased approximately $199 million of common stock, or approximately 4.1 million shares, during the first six months of fiscal 2014.

“We delivered mid-to-high teens growth across several financial metrics including revenue, non-GAAP operating income and operating cash flow,” stated Charlie Peters, Executive Vice President and Chief Financial Officer of Red Hat. “These results were driven in particular by strong subscription revenue growth, up 17% in U.S. dollars and 18% in constant currency. The billing proxy, which we define as total revenue plus the change in deferred revenue found on the Statement of Cash Flows, was $376 million, up 8% in U.S. dollars and 9% in constant currency. This billings growth reflects modest IT spending in Europe and the impact of large deal arrangements.”

Additional information on Red Hat's reported results, including a reconciliation of the non-GAAP adjusted results, are included in the financial tables below. A live webcast of Red Hat's results will begin at 5:00 pm ET today and can be accessed by the general public at Red Hat's investor relations website at http://investors.redhat.com. A replay of the webcast will be available shortly after the live event has ended.

About Red Hat, Inc.

Red Hat is the world's leading provider of open source software solutions, using a community-powered approach to reliable and high-performing cloud, Linux, middleware, storage and virtualization technologies. Red Hat also offers award-winning support, training, and consulting services. As a connective hub in a global network of enterprises, partners, and open source communities, Red Hat helps create relevant, innovative technologies that liberate resources for growth and prepare customers for the future of IT. Learn more http://www.redhat.com.

Forward-Looking Statements

Certain statements contained in this press release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: risks related to delays or reductions in information technology spending; the effects of industry consolidation; the ability of the Company to compete effectively; the integration of acquisitions and the ability to market successfully acquired technologies and products; uncertainty and adverse results in litigation and related settlements; the inability to adequately protect Company intellectual property and the potential for infringement or breach of license claims of or relating to third party intellectual property; the ability to deliver and stimulate demand for new products and technological innovations on a timely basis; risks related to data and information security vulnerabilities; ineffective management of, and control over, the Company's growth and international operations; fluctuations in exchange rates; and changes in and a dependence on key personnel, as well as other factors contained in our most recent Quarterly Report on Form 10-Q (copies of which may be accessed through the Securities and Exchange Commission's website at http://www.sec.gov), including those found therein under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations". In addition to these factors, actual future performance, outcomes, and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic and political conditions, governmental and public policy changes and the impact of natural disasters such as earthquakes and floods. The forward-looking statements included in this press release represent the Company's views as of the date of this press release and these views could change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this press release.

Red Hat, the Shadowman logo, JBoss and OpenShift are registered trademarks of Red Hat, Inc. in the U.S. and other countries. Linux is a registered trademark of Linus Torvald and OpenStack is a registered trademark of OpenStack, LLC.

RED HAT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands - except per share amounts)

	Three Months Ended		Six Months Ended
	August 31,	August 31,	August 31,	August 31,
	2013	2012	2013	2012
Revenue:

Subscriptions	$326,692	$278,800	$642,509	$551,371
Training and services	47,731	43,795	95,173	85,956

Total subscription, training and services revenue	374,423	322,595	737,682	637,327

Cost of revenue:

Subscriptions	23,518	18,846	46,893	36,786
Training and services	32,062	29,012	64,744	57,092

Total cost of subscription, training and services revenue	55,580	47,858	111,637	93,878

Total gross profit	318,843	274,737	626,045	543,449

Operating expense:
Sales and marketing	144,596	123,578	287,040	244,449
Research and development	78,299	63,366	152,100	123,246
General and administrative	38,203	37,813	72,537	71,724
Facility exit costs	2,171	-	2,171	3,142

Total operating expense	263,269	224,757	513,848	442,561

Income from operations	55,574	49,980	112,197	100,888
Interest income	1,527	2,154	3,029	4,448
Other income (expense), net	1,196	(656)	772	1,232

Income before provision for income taxes	58,297	51,478	115,998	106,568
Provision for income taxes	17,489	16,473	34,799	34,102

Net income	$40,808	$35,005	$81,199	$72,466

Net income per share:
Basic	$0.22	$0.18	$0.43	$0.38
Diluted	$0.21	$0.18	$0.42	$0.37

Weighted average shares outstanding:
Basic	189,437	193,064	190,276	193,005
Diluted	191,432	195,795	192,230	195,929

RED HAT, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)

ASSETS

	August 31,	February 28,
	2013	2013 (1)
	(Unaudited)
Current assets:
Cash and cash equivalents	$596,794	$487,084
Investments in debt and equity securities	266,841	392,381
Accounts receivable, net	232,884	302,942
Deferred tax assets, net	88,325	88,765
Prepaid expenses	93,987	94,421
Other current assets	2,829	3,156

Total current assets	1,281,660	1,368,749

Property and equipment, net	167,343	141,586
Goodwill	690,342	690,911
Identifiable intangibles, net	142,247	142,243
Investments in debt securities	427,036	438,908
Other assets, net	30,953	31,263

Total assets	$2,739,581	$2,813,660

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$178,904	$154,202
Deferred revenue	796,044	830,486
Other current obligations	993	1,024

Total current liabilities	975,941	985,712

Long term deferred revenue	263,553	259,466
Other long term obligations	58,483	48,321
Stockholders' equity:
Common stock	23	23
Additional paid-in capital	1,846,825	1,802,899
Retained earnings	623,079	541,880
Treasury stock, at cost	(1,016,401)	(816,674)
Accumulated other comprehensive loss	(11,922)	(7,967)

Total stockholders' equity	1,441,604	1,520,161

Total liabilities and stockholders' equity	$2,739,581	$2,813,660

(1) Derived from audited financial statements

RED HAT, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In thousands)

	Three Months Ended		Six Months Ended
	August 31,	August 31,	August 31,	August 31,
	2013	2012	2013	2012

Cash flows from operating activities:
Net income	$40,808	$35,005	$81,199	$72,466
Adjustments to reconcile net income to net cash provided by
operating activities:
Depreciation and amortization	18,439	14,568	36,371	28,647
Share-based compensation expense	29,874	23,859	53,006	46,065
Deferred income taxes	3,818	13,036	16,663	23,063
Excess tax benefits from share-based payment arrangements	(2,610)	(9,600)	(5,643)	(19,800)
Net amortization of bond premium on available-for-sale debt securities	2,285	1,748	4,336	3,420
Other	(96)	529	47	(1,840)
Changes in operating assets and liabilities net of effects of acquisitions:
Accounts receivable	(6,341)	(18,735)	66,081	35,825
Prepaid expenses	(5,645)	833	(2,394)	(6,966)
Accounts payable and accrued expenses	38,902	13,502	26,293	22,928
Deferred revenue	1,880	26,430	(15,020)	21,308
Other	(2,385)	2,678	(195)	3,141

Net cash provided by operating activities	118,929	103,853	260,744	228,257

Cash flows from investing activities:
Purchase of available-for-sale debt securities	(217,433)	(185,028)	(347,076)	(507,769)
Proceeds from sales and maturities of available-for-sale debt securities	153,917	190,094	479,767	417,779
Acquisition of business, net of cash acquired	-	(10,051)	-	(10,051)
Purchase of other intangible assets	(10,177)	(24,341)	(12,521)	(26,863)
Purchase of property and equipment	(21,829)	(20,344)	(48,506)	(36,243)
Other	(2,126)	-	(1,934)	330

Net cash provided by (used in) investing activities	(97,648)	(49,670)	69,730	(162,817)

Cash flows from financing activities:
Excess tax benefits from share-based payment arrangements	2,610	9,600	5,643	19,800
Proceeds from exercise of common stock options	635	2,626	1,088	6,516
Purchase of treasury stock	(20,009)	(2,871)	(199,345)	(32,882)
Payments related to net settlement of employee share-based compensation awards	(3,833)	(3,856)	(14,815)	(22,688)
Payments on other borrowings	(312)	(213)	(617)	(477)

Net cash provided by (used in) financing activities	(20,909)	5,286	(208,046)	(29,731)

Effect of foreign currency exchange rates on cash and cash equivalents	(1,576)	3,491	(12,718)	(13,350)
Net increase (decrease) in cash and cash equivalents	(1,204)	62,960	109,710	22,359
Cash and cash equivalents at beginning of the period	597,998	508,616	487,084	549,217

Cash and cash equivalents at end of period	$596,794	$571,576	$596,794	$571,576

RED HAT, INC.
RECONCILIATION OF CERTAIN GAAP RESULTS TO NON-GAAP ADJUSTED RESULTS
(Unaudited)
(In thousands - except per share amounts)

Non cash share-based compensation expense included in Consolidated Statements of Operations:

	Three Months Ended		Six Months Ended
	August 31,	August 31,	August 31,	August 31,
	2013	2012	2013	2012

Cost of revenue	$3,100	$2,167	$5,939	$4,333
Sales and marketing	10,365	7,726	19,741	15,087
Research and development	9,058	7,294	15,939	14,106
General and administration	7,351	6,672	11,387	12,539
Total share-based compensation expense	$29,874	$23,859	$53,006	$46,065

Amortization of intangible assets expense included in Consolidated Statements of Operations:

	Three Months Ended		Six Months Ended
	August 31,	August 31,	August 31,	August 31,
	2013	2012	2013	2012

Cost of revenue	$2,496	$1,149	$5,169	$1,819
Sales and marketing	1,958	2,120	3,916	4,196
Research and development	959	959	1,918	1,918
General and administration	1,203	1,181	2,740	2,324
Total amortization of intangible assets expense	$6,616	$5,409	$13,743	$10,257

Facility exit costs included in Consolidated Statements of Operations:

	Three Months Ended		Six Months Ended
	August 31,	August 31,	August 31,	August 31,
	2013	2012	2013	2012

Facility exit costs	$2,171	-	$2,171	$3,142

	Three Months Ended		Six Months Ended
	August 31,	August 31,	August 31,	August 31,
	2013	2012	2013	2012

GAAP net income	$40,808	$35,005	$81,199	$72,466

Provision for income taxes	17,489	16,473	34,799	34,102

GAAP income before provision for income taxes	$58,297	$51,478	$115,998	$106,568

Add: Non-cash share-based compensation expense	29,874	23,859	53,006	46,065
Add: Amortization of intangible assets	6,616	5,409	13,743	10,257
Add: Facility exit costs	2,171	-	2,171	3,142

Non-GAAP adjusted income before provision for income taxes	$96,958	$80,746	$184,918	$166,032

Provision for income taxes	29,088	25,839	55,475	53,130

Non-GAAP adjusted net income (basic and diluted)	$67,870	$54,907	$129,443	$112,902

Non-GAAP adjusted net income per share:
Basic	$0.36	$0.28	$0.68	$0.58
Diluted	$0.35	$0.28	$0.67	$0.58

RED HAT, INC.
RECONCILIATION OF CERTAIN GAAP RESULTS TO NON-GAAP ADJUSTED RESULTS
(Unaudited)
(In thousands - except per share amounts)

Reconciliation of GAAP results to non-GAAP adjusted results

	Three Months Ended		Six Months Ended
	August 31,	August 31,	August 31,	August 31,
	2013	2012	2013	2012

GAAP gross profit	$318,843	$274,737	$626,045	$543,449

Add: Non-cash share-based compensation expense	3,100	2,167	5,939	4,333
Add: Amortization of intangible assets	2,496	1,149	5,169	1,819

Non-GAAP gross profit	$324,439	$278,053	$637,153	$549,601

Non-GAAP gross margin	87%	86%	86%	86%

	Three Months Ended		Six Months Ended
	August 31,	August 31,	August 31,	August 31,
	2013	2012	2013	2012

GAAP operating expenses	$263,269	$224,757	$513,848	$442,561

Deduct: Non-cash share-based compensation expense	(26,774)	(21,692)	(47,067)	(41,732)
Deduct: Amortization of intangible assets	(4,120)	(4,260)	(8,574)	(8,438)
Deduct: Facility exit costs	(2,171)	-	(2,171)	(3,142)

Non-GAAP adjusted operating expenses	$230,204	$198,805	$456,036	$389,249

	Three Months Ended		Six Months Ended
	August 31,	August 31,	August 31,	August 31,
	2013	2012	2013	2012

GAAP operating income	$55,574	$49,980	$112,197	$100,888

Add: Non-cash share-based compensation expense	29,874	23,859	53,006	46,065
Add: Amortization of intangible assets	6,616	5,409	13,743	10,257
Add: Facility exit costs	2,171	-	2,171	3,142

Non-GAAP adjusted operating income	$94,235	$79,248	$181,117	$160,352

Non-GAAP adjusted operating margin	25.2%	24.6%	24.6%	25.2%

	Three Months Ended
	August 31,	August 31,	Year-Over-Year
	2013	2012	Growth Rate

GAAP subscription revenue	$326,692	$278,800	17.2%
Adjustment for currency impact	2,880	-
Non-GAAP subscription revenue on a constant currency basis	$329,572	$278,800	18.2%

GAAP training and services revenue	$47,731	$43,795	9.0%
Adjustment for currency impact	427	-
Non-GAAP training and services revenue on a constant currency basis	$48,158	$43,795	10.0%

GAAP total subscription, training and services revenue	$374,423	$322,595	16.1%
Adjustment for currency impact	3,307	-
Non-GAAP total subscription, training and services revenue on a constant currency basis	$377,730	$322,595	17.1%

	Six Months Ended
	August 31,	August 31,	Year-Over-Year
	2013	2012	Growth Rate

GAAP subscription revenue	$642,509	$551,371	16.5%
Adjustment for currency impact	8,600	-
Non-GAAP subscription revenue on a constant currency basis	$651,109	$551,371	18.1%

GAAP training and services revenue	$95,173	$85,956	10.7%
Adjustment for currency impact	981	-
Non-GAAP training and services revenue on a constant currency basis	$96,154	$85,956	11.9%

GAAP total subscription, training and services revenue	$737,682	$637,327	15.7%
Adjustment for currency impact	9,581	-
Non-GAAP total subscription, training and services revenue on a constant currency basis	$747,263	$637,327	17.2%

CONTACT:
Red Hat, Inc.
Media:
Stephanie Wonderlick, 571-421-8169
swonderl@redhat.com
or
Investor Relations:
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tmccallum@redhat.com